WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)
Exhibit 99.2

	As of 09/24		As of 12/24		As of 03/25
Allowance for Credit Losses (ACL) - Total	$225,253		$225,022		$222,709
ACL - Loans	203,753		204,522		202,709
ACL - Unfunded Commitments	21,500		20,500		20,000
Total ACL as a % of Gross Loans	1.01%		1.00%		1.01%

	09/24 QTR	09/24 YTD	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD
Loan Originations - Total	$962,393	$3,632,072	$930,689	$930,689	$1,008,874	$1,939,563
Multi-Family	1,997	60,730	6,388	6,388	24,464	30,852
Commercial Real Estate	43,724	246,930	47,726	47,726	82,295	130,021
Commercial & Industrial	431,498	1,677,371	405,877	405,877	429,009	834,886
Construction	191,837	603,829	162,662	162,661	171,344	334,005
Land - Acquisition & Development	15,275	45,406	7,934	7,934	24,474	32,408
Single-Family Residential	138,234	430,272	156,117	156,117	143,203	299,320
Construction - Custom	54,049	209,781	51,009	51,009	28,986	79,995
Land - Consumer Lot Loans	6,946	21,187	4,968	4,968	2,372	7,340
HELOC	42,816	161,917	43,030	43,030	41,897	84,927
Consumer	36,017	174,648	44,978	44,978	60,830	105,808

Purchased Loans (including acquisitions)	$—	$6,207,393	$102,016	$102,016	$3,847	$105,863

Loan Repayments & Payoffs - Total	$1,129,986	$4,302,359	$981,574	$981,574	$1,279,011	$2,260,585
Multi-Family	48,998	164,139	63,136	63,136	80,455	143,591
Commercial Real Estate	47,456	287,398	114,179	114,179	106,057	220,236
Commercial & Industrial	465,350	1,658,384	338,005	338,005	476,377	814,382
Construction	197,283	969,672	116,331	116,331	164,167	280,498
Land - Acquisition & Development	11,174	72,148	29,960	29,960	25,047	55,007
Single-Family Residential	241,570	738,340	214,726	214,726	327,561	542,287
Construction - Custom	29,210	73,178	21,526	21,526	14,704	36,230
Land - Consumer Lot Loans	10,474	38,088	6,556	6,556	7,104	13,660
HELOC	31,934	130,176	34,048	34,048	32,659	66,707
Consumer	46,537	170,836	43,107	43,107	44,880	87,987

Weighted Average Rate on Originations	7.77%		6.91%		7.12%
Weighted Average Rate on Payoffs	6.65%		6.50%		6.74%

Net Loan Fee Accretion	$4,118	$17,208	$3,070	$3,070	$3,192	$6,262
Net Discount Accretion on Acquired Loans	$6,824	$20,281	$6,930	$6,930	$6,447	$13,377

MBS Repayments	64,885	195,831	68,287	68,287	59,306	127,593
MBS Net Premium Amortization	$403	$1,060	$434	$434	$877	$1,311

WaFd Fact Sheet Q2 2025	1

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)

	As of 09/24		As of 12/24		As of 03/25
Loans Receivable by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,658,119	20.8%	$4,829,736	21.5%	$4,967,125	22.4%
Commercial Real Estate	3,757,040	16.8	3,637,986	16.2	3,665,363	16.6
Commercial & Industrial	2,337,139	10.5	2,408,693	10.6	2,389,025	10.7
Construction	2,174,254	9.7	2,062,116	9.2	1,791,886	8.1
Land - Acquisition & Development	200,713	0.9	178,687	0.8	178,114	0.8
Single-Family Residential	8,399,030	37.6	8,520,833	38.0	8,401,084	37.9
Construction - Custom	384,161	1.7	335,715	1.5	287,461	1.3
Land - Consumer Lot Loans	108,791	0.6	107,205	0.5	102,475	0.5
HELOC	266,151	1.2	275,132	1.2	284,295	1.3
Consumer	73,998	0.3	75,933	0.3	91,899	0.4
	22,359,396	100%	22,432,036	100%	22,158,727	100%
Less:
Loans in Process	1,009,798		903,253		798,996
Net Deferred Fees, Costs and Discounts	229,491		263,760		237,021
Loans at Amortized Cost	21,120,107		21,265,023		21,122,710

Less:
Allowance for Credit Losses (ACL)	203,753		204,522		202,709
Net Loans	$20,916,354		$21,060,501		$20,920,001

Net Loan Portfolio by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,530,951	21.7%	$4,714,800	22.4%	$4,840,784	23.2%
Commercial Real Estate	3,692,946	17.7	3,572,885	17.0	3,601,008	17.2
Commercial & Industrial	2,273,984	10.9	2,343,246	11.1	2,324,598	11.1
Construction	1,401,748	6.7	1,362,145	6.5	1,191,930	5.7
Land - Acquisition & Development	152,416	0.7	139,388	0.7	129,358	0.6
Single-Family Residential	8,239,778	39.4	8,320,765	39.5	8,223,356	39.3
Construction - Custom	180,988	0.9	154,495	0.7	136,424	0.7
Land - Consumer Lot Loans	105,496	0.5	103,961	0.4	99,370	0.4
HELOC	266,808	1.3	275,880	1.3	284,970	1.4
Consumer	71,239	0.3	72,936	0.3	88,203	0.4
	$20,916,354	100%	$21,060,501	100%	$20,920,001	100%
[1]These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

Loan Contractual Term to Maturity or Repricing[2]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$5,338,837	7.74%	$5,612,092	7.12%	$5,577,953	6.98%
From 4 to 6 months	461,449	5.74	372,974	5.83	410,864	5.69
From 7 to 9 months	194,824	5.14	328,727	3.19	341,198	4.70
From 10 to 12 months	261,503	4.95	371,071	4.90	377,179	4.76
1 to 3 years	3,064,601	3.91	3,070,702	4.04	3,063,242	4.22
3 to 5 years	1,973,078	5.06	1,850,505	4.95	1,811,205	4.94
More than 5 years	9,825,815	4.16	9,658,951	4.19	9,541,069	4.22
Total	$21,120,107	5.17%	$21,265,022	5.04%	$21,122,710	5.06%
[2]Includes the effect of derivatives.

WaFd Fact Sheet Q2 2025	2

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)

	As of 09/24		As of 12/24		As of 03/25
Loans by State[1]	Amount	%	Amount	%	Amount	%
Washington	$5,771,729	27.3%	$5,857,840	27.5%	$5,726,161	27.1%
Idaho	924,573	4.4	940,094	4.4	935,583	4.4
Oregon	2,463,530	11.7	2,477,443	11.7	2,505,629	11.9
Utah	2,085,051	9.9	2,114,388	9.9	2,129,700	10.1
Nevada	783,600	3.7	773,271	3.5	786,919	3.6
Texas	2,495,541	11.8	2,500,824	11.8	2,417,928	11.4
Arizona	2,319,106	11.0	2,333,725	11.0	2,355,148	11.1
New Mexico	761,853	3.6	766,170	3.6	802,884	3.8
California	3,037,606	14.4	3,037,930	14.3	2,979,107	14.1
Other	477,518	2.3	463,337	2.2	483,651	2.3
Total	$21,120,107	100%	$21,265,022	100%	$21,122,710	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans[1]:
Multi-Family	$18,743	27.0%	$24,077	33.2%	$10,477	17.5%
Commercial Real Estate	26,362	37.9	26,292	36.3	29,320	49.0
Commercial & Industrial	—	—	1,963	2.7	—	—
Construction	1,120	1.6	624	0.9	—	—
Land - Acquisition & Development	74	0.1	—	—	—	—
Single-Family Residential	21,488	30.9	17,440	24.1	18,734	31.3
Construction - Custom	848	1.1	848	1.2	847	1.4
Land - Consumer Lot Loans	—	—	8	—	8	—
HELOC	596	0.9	786	1.1	300	0.5
Consumer	310	0.3	449	0.6	200	0.3
Total non-accrual loans	69,541	100%	72,487	100%	59,886	100%
Real Estate Owned	4,567		3,316		7,688
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$77,418		$79,113		$70,884

Non-accrual loans as % of total net loans	0.33%		0.34%		0.29%
Non-performing assets as % of total assets	0.28%		0.29%		0.26%

Net Charge-offs (Recoveries) by Category	09/24 QTR	CO % (a)	12/24 QTR	CO % (a)	03/25 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	—	—	163	0.02	4,223	0.46
Commercial & Industrial	136	0.02	353	0.06	198	0.03
Construction	—	—	—	—	—	—
Land - Acquisition & Development	114	0.23	(12)	(0.03)	(8)	(0.02)
Single-Family Residential	(88)	—	(456)	(0.02)	331	0.02
Construction - Custom	(1)	—	—	—	—	—
Land - Consumer Lot Loans	(1)	—	—	—	—	—
HELOC	(1)	—	(1)	—	—	—
Consumer	(89)	(0.48)	184	0.97	319	1.39
Total net charge-offs (recoveries)	$70	—%	$231	—%	$5,063	0.09%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance
1 These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd Fact Sheet Q2 2025	3

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)

	09/24 QTR	09/24 YTD	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD
Efficiency
Operating Expenses/Average Assets	1.54%	1.71%	1.62%	1.62%	1.53%	1.58%
Efficiency Ratio (%)	57.21%	62.13%	65.04%	65.04%	58.31%	61.59%
Amortization of Intangibles	$2,977	$7,743	$2,755	$2,755	$2,553	$5,308

EOP Numbers
Shares Issued and Outstanding	81,220,269		81,373,760		80,758,674

Share repurchase information
Remaining shares authorized for repurchase	11,501,005		11,501,005		10,777,898
Shares repurchased	7,174	1,070,207	89,528	89,528	726,082	815,610
Average share repurchase price	$34.82	$25.29	$38.09	$38.09	$29.39	$30.35

Tangible Common Shareholders' Book Value	As of 09/24	As of 12/24	As of 03/25
$ Amount	$2,251,875	$2,272,423	$2,285,960
Per Share	27.73	27.93	28.31

# of Employees	2,208	2,175	2,018

Investments
Available-for-sale:
Agency MBS	$1,387,025	$1,600,089	$2,074,672
Other	1,185,684	1,143,642	1,068,091
	$2,572,709	$2,743,731	$3,142,763
Held-to-maturity:
Agency MBS	$436,972	$537,348	$526,502
	$436,972	$537,348	$526,502

WaFd Fact Sheet Q2 2025	4

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)

	As of 09/24			As of 12/24			As of 03/25
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,528,608	39.9%	73	$8,589,398	40.1%	73	$8,723,693	40.7%	73
Idaho	949,025	4.4	22	946,554	4.4	22	949,570	4.4	21
Oregon	2,696,243	12.6	36	2,704,966	12.6	36	2,798,850	13.1	36
Utah	584,001	2.7	9	573,469	2.7	9	601,503	2.8	9
Nevada	527,704	2.5	8	531,383	2.5	8	538,439	2.5	8
Texas	398,736	1.8	5	683,513	3.2	5	398,210	1.9	5
Arizona	1,619,101	7.6	28	1,628,742	7.6	28	1,676,939	7.8	28
New Mexico	1,622,534	7.6	19	1,568,788	7.3	19	1,666,280	7.8	19
California	4,448,018	20.8	10	4,211,964	19.6	10	4,073,942	19.0	10
Total	$21,373,970	100%	210	$21,438,777	100%	210	$21,427,426	100%	209

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,500,467	11.7%		$2,489,394	11.6%		$2,400,172	11.2%
Interest Checking	4,486,444	21.0		4,554,922	21.2		4,625,596	21.6
Savings	718,560	3.4		714,755	3.4		715,199	3.3
Money Market	4,111,714	19.2		4,094,788	19.1		4,113,017	19.2
Time Deposits	9,556,785	44.7		9,584,918	44.7		9,573,442	44.7
Total	$21,373,970	100%		$21,438,777	100%		$21,427,426	100%

Deposits Uninsured & Non-collateralized - EOP	$5,134,192	24.0%		$5,317,511	24.8%		$5,490,142	25.6%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$2,923,299	4.72%		$3,744,158	4.59%		$3,380,830	4.31%
From 4 to 6 months	3,140,278	4.65%		2,655,054	4.38%		3,153,646	4.23%
From 7 to 9 months	1,236,201	4.49%		1,538,725	4.49%		1,412,021	3.86%
From 10 to 12 months	1,307,000	4.37%		836,930	3.41%		962,710	3.39%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$449,584	5.39%		$1,850,825	4.84%		$1,750,000	4.50%
From 4 to 6 months	1,824,483	4.91%		—	—%		—	—%
From 7 to 9 months	—	—%		—	—%		—	—%
From 10 to 12 months	—	—%		—	—%		100,000	1.67%
1 to 3 years	193,355	3.17%		194,284	3.14%		95,193	4.66%
3 to 5 years	—	—%		18,400	—%		18,565	0.04%
More than 5 years	850,885	1.23%		851,118	1.15%		851,180	0.95%
Total	$3,318,307			$2,914,627			$2,814,938

	09/24 QTR	09/24 YTD	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$305	$(185)	$(2,920)	$(2,920)	$(1,811)	$(4,731)

WaFd Fact Sheet Q2 2025	5

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
($ in Thousands)

Interest Rate Risk(b)	As of 09/24	As of 12/24	As of 03/25
NPV post up 100 bps shock	8.7%	9.5%	9.4%
NPV post down 100 bps shock	10.2%	11.6%	11.6%
Change in NII after up 100 bps shock	0.2%	1.3%	1.0%
Change in NII after down 100 bps shock	0.4%	2.0%	1.3%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd Fact Sheet Q2 2025	6

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2024			December 31, 2024			March 31, 2025
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$21,258,400	$308,598	5.78%	$20,954,663	$286,597	5.43%	$20,918,986	$282,077	5.47%
Mortgage-backed securities	1,817,639	18,088	3.96	1,882,688	18,337	3.86	2,369,535	23,926	4.10
Cash & investments	3,061,063	43,661	5.67	2,855,030	37,941	5.27	2,216,944	27,631	5.05
FHLB Stock	99,195	3,750	15.04	106,062	2,242	8.39	123,346	2,450	8.06

Total interest-earning assets	26,236,297	374,097	5.67%	25,798,443	345,117	5.31%	25,628,811	336,084	5.32%
Other assets	1,764,185			1,706,133			1,742,509
Total assets	$28,000,482			$27,504,576			$27,371,320

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,590,638	165,240	3.54%	$18,743,048	162,150	3.43%	$18,881,290	151,948	3.26%
Borrowings	3,535,015	36,045	4.05	2,899,012	27,536	3.77	2,723,664	23,226	3.46

Total interest-bearing liabilities	22,125,653	201,285	3.62%	21,642,060	189,686	3.48%	21,604,954	175,174	3.29%
Noninterest-bearing customer accounts	2,588,528			2,523,510			2,448,965
Other liabilities	290,208			323,809			278,380
Total liabilities	25,004,389			24,489,379			24,332,299
Stockholders’ equity	2,996,093			3,015,197			3,039,021
Total liabilities and equity	$28,000,482			$27,504,576			$27,371,320

Net interest income/interest rate spread		$172,812	2.05%		$155,431	1.83%		$160,910	2.03%

Net interest margin(1)			2.62%			2.39%			2.55%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q1 2025	7

WaFd Inc. Announces Second Quarter 2025 Results
WaFd, Inc.
Fact Sheet
March 31, 2025
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on #
March 31, 2025
Multi-Family	1,901	2,560	$4,867,340	12	—	3	15	0.79%	$15,220	0.31%
Commercial Real Estate	1,288	2,826	3,639,477	2	1	2	5	0.39	3,821	0.10
Commercial & Industrial	2,057	1,159	2,384,745	10	1	10	21	1.02	53	—
Construction	370	3,274	1,211,336	—	—	—	—	—	—	—
Land - Acquisition & Development	70	1,944	136,061	—	—	—	—	—	—	—
Single-Family Residential	21,516	384	8,264,318	46	15	60	121	0.56	34,312	0.42
Construction - Custom	266	517	137,501	—	—	2	2	0.75	848	0.62
Land - Consumer Lot Loans	976	104	101,784	1	—	2	3	0.31	175	0.17
HELOC	4,473	64	288,228	12		6	24	0.54	2,835	0.98
Consumer	8,463	11	91,920	22	18	42	82	0.97	683	0.74
	41,380	510	$21,122,710	105	41	127	273	0.66%	$57,947	0.27%

December 31, 2024
Multi-Family	1,922	2,467	$4,740,797	10	3	10	23	1.20%	$23,504	0.50%
Commercial Real Estate	1,282	2,817	3,610,758	1	1	3	5	0.39	670	0.02
Commercial & Industrial	1,792	1,341	2,403,719	12	5	9	26	1.45	2,246	0.09
Construction	389	3,555	1,383,048	2	1	2	5	1.29	4,495	0.33
Land - Acquisition & Development	78	1,880	146,609	—	—	—	—	—	—	—
Single-Family Residential	21,643	386	8,362,881	34	17	59	110	0.51	29,597	0.35
Construction - Custom	308	506	155,714	—	—	2	2	0.65	848	0.54
Land - Consumer Lot Loans	998	107	106,489	2	—	2	4	0.40	333	0.31
HELOC	4,466	62	279,039	9	3	10	22	0.49	2,037	0.73
Consumer	7,947	10	75,969	16	15	70	101	1.27	712	0.94
	40,825	521	$21,265,023	86	45	167	298	0.73%	$64,442	0.30%

September 30, 2024
Multi-Family	1,938	2,351	$4,556,200	—	3	5	8	0.41%	$14,673	0.32%
Commercial Real Estate	1,295	2,882	3,732,155	1	—	3	4	0.31	661	0.02
Commercial & Industrial	1,827	1,277	2,332,732	1	4	8	13	0.71	2,046	0.09
Construction	406	3,507	1,424,016	1	—	3	4	0.99	2,050	0.14
Land - Acquisition & Development	81	1,979	160,317	—	—	2	2	2.47	74	0.05
Single-Family Residential	22,141	374	8,280,300	28	19	52	99	0.45	29,711	0.36
Construction - Custom	364	501	182,415	—	—	2	2	0.55	848	0.46
Land - Consumer Lot Loans	1,017	106	108,060	—	—	1	1	0.10	—	—
HELOC	4,400	61	269,857	13	6	6	25	0.57	2,510	0.93
Consumer	7,677	10	74,055	35	27	64	126	1.64	765	1.03
	41,146	513	$21,120,107	79	59	146	284	0.69%	$53,338	0.25%

WaFd Fact Sheet Q1 2025	8